GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcia D. Alazraki, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ Marcia D. Alazraki
Marcia D. Alazraki Member, Board of Directors Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Bernbach, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ John L. Bernbach
John L. Bernbach Member, Board of Directors Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André R. Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ André R. Desmarais
André R. Desmarais Member, Board of Directors Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ Paul G. Desmarais, Jr.
Paul G. Desmarais, Jr. Member, Board of Directors Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stuart Z. Katz, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ Stuart Z. Katz
Stuart Z. Katz Member, Board of Directors Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ R. Jeffrey Orr
R. Jeffrey Orr Member, Board of Directors Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. Timothy Ryan, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ T. Timothy Ryan, Jr.
T. Timothy Ryan, Jr. Member, Board of Directors Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerome J. Selitto, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ Jerome J. Selitto
Jerome J. Selitto Member, Board of Directors Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company under the Securities Exchange Act of 1934 and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811-08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account -- Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05961)	333-212091
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account -- Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2019.

/s/ Brian E. Walsh
Brian E. Walsh Member, Board of Directors Great-West Life & Annuity Insurance Company of New York